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                                                                    Exhibit 24.1



                           DIRECTOR AND/OR OFFICER OF
                                  GLIATECH INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

                  Each of the undersigned directors and/or officers of Gliatech Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert P. Pinkas, Steven L. Basta, Thomas F. Barnish and Thomas C. Daniels, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-3 relating to the registration for sale of Common Stock, $0.01 par value per share, of the Company pursuant to a rights offering, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                  This Power of Attorney may be executed in counterparts, each of which shall be deemed an original with respect to the person executing it.

                  EXECUTED as of August 30, 2001.



/s/ Robert P. Pinkas                           /s/ William A. Clarke
--------------------------------------------   ---------------------
Robert P. Pinkas                               William A. Clarke
Chairman of the Board, Chief Executive         Director
Officer and Director (Principal Executive
Officer)


/s/ Ronald D. Henriksen                        /s/ Steven L. Basta
--------------------------------------------   -------------------
Ronald D. Henriksen                            Steven L. Basta
Director                                       President and Director


/s/ Thomas F. Barnish
--------------------------------------------   ------------------
Thomas F. Barnish                              Allan M. Green, M.D., Ph.D., J.D.
Chief Financial Officer (Principal Financial   Director
Officer and Principal Accounting Officer)